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                                                                    Exhibit 1(3)


CORPORATE ACCESS NUMBER                                                 20360267


                                     ALBERTA

                            BUSINESS CORPORATIONS ACT


                                   CERTIFICATE

                                       OF

                                    AMENDMENT


MIRABEAU 88 LIMITED

CHANGED ITS NAME TO XENOTECH INC. ON AUGUST 11, 1994.


                                         ---------------------------------------
                                         Registrar of Corporations